                                                                   EXHIBIT 17(C)

                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of High Income Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


       Signature                        Title                      Date
       ---------                        -----                      ----

                              President, Principal
                               Executive Officer and
/s/  M. Dozier Gardner         Trustee                        February 14, 1997
--------------------------
     M. Dozier Gardner

                              Treasurer and Principal
/s/  James L. O'Connor         Financial and Accounting       February 14, 1997
--------------------------     Officer
     James L. O'Connor


/s/  Donald R. Dwight         Trustee                         February 14, 1997
--------------------------
     Donald R. Dwight


/s/  James B. Hawkes          Trustee                         February 14, 1997
--------------------------
     James B. Hawkes


/s/  Samuel L. Hayes, III     Trustee                         February 14, 1997
--------------------------
     Samuel L. Hayes, III


--------------------------    Trustee
     Norton H. Reamer


/s/  John L. Thorndike        Trustee                         February 14, 1997
--------------------------
     John L. Thorndike


/s/   Jack L. Treynor         Trustee                         February 14, 1997
--------------------------
      Jack L. Treynor

                                                                   EXHIBIT 17(C)

                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of High Income Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.


          Signature                        Title                     Date
          ---------                        -----                     ----

                                 President, Principal
                                  Executive Officer and
------------------------------    Trustee
        M. Dozier Gardner

                                 Treasurer and Principal
------------------------------    Financial and Accounting
        James L. O'Connor         Officer


------------------------------   Trustee
        Donald R. Dwight


------------------------------   Trustee
        James B. Hawkes


------------------------------   Trustee
        Samuel L. Hayes, III


/s/     Norton H. Reamer     *   Trustee                          April 23, 1997
------------------------------
        Norton H. Reamer


------------------------------   Trustee
        John L. Thorndike


------------------------------   Trustee
        Jack L. Treynor

*Executed in Frankfurt, Germany